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                                                                      EXHIBIT 10


                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                       ----------------------------------
                               MATERIAL CONTRACTS


    The following documents of Navistar International Corporation are included herein.


                                                                 Form 10-Q Page
                                                                 --------------

    10.21    Navistar International Corporation                       E-4
             1998 Interim Stock Plan








                                       E-3